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                                                                  Exhibit-99(j)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 19, 2004, relating to the financial statements and financial highlights, which appears in the August 31, 2004 Annual Report to Shareholders of JPMorgan Bond Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Enhanced Income Fund, JPMorgan Global Strategic Income Fund, JPMorgan Short Term Bond Fund and JPMorgan Short Term Bond Fund II, which are incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, NY
February 15, 2005

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 20, 2004, relating to the financial statements and financial highlights, which appear in the October 31, 2004 Annual Report to Shareholders of JPMorgan Asia Equity Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Growth Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund, JPMorgan Intrepid European Fund and JPMorgan Japan Fund, which are incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, NY
February 15, 2005

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 19, 2004, relating to the financial statements and financial highlights, which appears in the August 31, 2004 Annual Report to Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund, which are incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, NY
February 15, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 20, 2004, relating to the financial statements and financial highlights, which appear in the October 31, 2004 Annual Report to Shareholders of JPMorgan Global Healthcare Fund and JPMorgan Market Neutral Fund, which are incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, NY
February 15, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 20, 2004, relating to the financial statements and financial highlights, which appear in the October 31, 2004 Annual Report to Shareholders of JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware International Opportunities Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Large Cap Value Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund, which are incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, NY
February 15, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 19, 2004, relating to the financial statements and financial highlights, which appears in the August 31, 2004 Annual Report to Shareholders of JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan New York Tax Free Bond Fund and JPMorgan New Jersey Tax Free Bond Fund, which are incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, NY
February 15, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 24, 2004, relating to the financial statements and financial highlights, which appear in the December 31, 2003 Annual Reports to Shareholders of JPMorgan Capital Growth Fund, JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund, JPMorgan Dynamic Small Cap Fund, JPMorgan Growth and Income Fund, JPMorgan Intrepid America Fund (formerly Intrepid All Cap Fund), JPMorgan Intrepid Contrarian Fund (formerly Intrepid Investor Fund), JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Value Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Small Company Fund, JPMorgan Mid Cap Value Fund and JPMorgan Mid Cap Growth Fund, which are incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, NY
February 15, 2005